SUPPLEMENT DATED OCTOBER 1, 2004

TO MAY 1, 2004, PROSPECTUS

for

Variable Life Plus (“VLP”)

Issued by MML Bay State Life Insurance Company.

Not available in Puerto Rico.

Product is no longer available for sale.

Effective October 1, 2004, the following changes are being made in the above-listed prospectus:

1.	The first paragraph of the “Premium Payments and Flexibility” section on page 7 is replaced in its entirety with the following:

“After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. Premium payments for VLP policies issued in all jurisdictions, except New York, should be sent to the following lockbox address:

Regular Mail:

MML Baystate VL Plus

PO Box 75302

Chicago, IL 60675-5302

Overnight Mail:

MML Baystate VL Plus

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 75302

Chicago, IL 60654

“If your premium payment is not received at the correct lockbox, listed above, we will re-route it and it will not be considered in good order until it is received at the proper address.

“You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.”

2.	The section titled “Wire Transfer” on page 7 is deleted.

There are no other changes being made at this time.

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